                                                                   EXHIBIT 10.38
                           INDUSTRIAL BUILDING LEASE


DATE OF LEASE                 TERM OF LEASE                 MONTHLY RENT
                           Beginning   Ending         11/5/85 to 1/31/86 - none;
November 4, 1985           11/5/85     12/31/92             *2/5/86 to
                                                         12/31/92:$8,500.00


Location of Premises:  7440 N. Natchez Ave., Niles, Illinois

Purpose:               To carry on a printing business


LESSEE                                LESSOR

Name      The Argus Press, Inc.       Name and    LaSalle Bank Trust 42560
          7440 Natchez                Business    135 So. LaSalle Street
Address   Niles, IL  60648            Address     Chicago, IL  60603


     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

     *Rent for February 1986 shall be prorated and shall be $7,285.70.

     1.   Rent.  Lessee shall pay Lessor or Lessor's agent as rent for the
          ----
Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

     2.   Condition and Upkeep of Premises.  Lessee has examined and knows the
          --------------------------------
condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

     3.   Lessee Not To Misuse; Sublet; Assignment.  Lessee will not allow the
          ----------------------------------------
Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first hand, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

     4.   Mechanic's Lien.  Lessee will not permit any mechanic's lien or liens
          ---------------
to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

     5.   Indemnity for Accidents.  Lessee covenants and agrees that he will
          -----------------------
protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

     6.   Non-Liability of Lessor.  Except as provided by Illinois statute,
          -----------------------
Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

     7.   Water, Gas and Electric Charges.  Lessee will pay, in addition to the
          -------------------------------
rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, as declared to be so much additional rent and payable with the installment of rent next due thereafter.

     8.   Keep Premises in Repair.  Lessor shall not be obligated to incur any
          -----------------------
expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

     9.   Access to Premises.  Lessee will allow Lessor free access to the
          ------------------
Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent," and will not interfere with the same.

     10.  Abandonment and Reletting.  If Lessee shall abandon or vacate the
          -------------------------
Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved. Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

     11.  Holding Over.  Lessee will, at the termination of this lease by lapse
          ------------
of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of _____________________________________________ Dollars
($__________________________) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

     12.  Extra Fire Hazard.  There shall not be allowed, kept, or used on the
          -----------------
Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statues and ordinances now or hereafter in force.

     13.  Default by Lessee.  If default be made in the payment of the above
          -----------------
rent, or any part thereof, or in any other the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent.

     14.  No Rent Deduction or Set Off.  Lessee's covenant to pay rent is and
          ----------------------------
shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

     15.  Rent After Notice or Suit.  It is further agreed, by the parties
          -------------------------
hereto, that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

     16.  Payment of Costs.  Lessee will pay and discharge all reasonable costs,
          ----------------
attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

     17.  Rights Cumulative.  The rights and remedies of Lessor under this lease
          -----------------
are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

     18.  Fire and Casualty.  Paragraph deleted from original lease.
          -----------------

     19.  Subordination.  This lease is subordinate to all mortgages which may
          -------------
now or hereafter affect the Premises.

     20.  Plurals; Successors.  The words "Lessor" and "Lessee" wherever herein
          -------------------
occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

     21.  Severability.  Wherever possible each provision of this Lease shall be
          ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

Paragraphs 22-38.01, inclusive, are on the Rider attached hereto.

                                RIDER TO LEASE
                            7440 N. Natchez Avenue
                             Niles, Illinois 60648

     22.  Rider.  This rider is a part of the aforesaid lease.  In the event of
          -----
any conflict between the printed form of lease and the provisions of this Rider, the Rider shall control.

     23.  Legal Description.  The legal description of the Premises is as
          -----------------
follows:

     Lot 2 (except N 277.86 feet of E 271.38 feet as measured along N line of said lot 2) in Roehri's subdivision in SE 1/4 section 30 township 41 N range 13 E of 3rd P.M. - a metes and bounds description of which is as follows: commencing at northwestern corner of said lot 2 thence along northern boundary line of said lot 2 327.00 feet; thence southeasterly along a line perpendicular to said northern boundary line 277.86 feet; thence along a line parallel with said northern boundary line 179.12 feet to eastern boundary line of said lot 2; thence along said eastern boundary line 31.28 feet to southern boundary line of said lot 2; thence along said southern boundary line 357.45 feet to western boundary line of said lot 2; and thence along said western boundary line 337.63 feet to place of beginning in Cook County, Illinois, commonly known as 7440 N. Natchez Avenue, Niles, Illinois, together with all buildings and improvements thereon and appurtenances thereunto appertaining.

     24.  Net Lease.  The Lessor shall receive the net rental free from all
          ---------
taxes, charges, expenses, damages, and deductions of every description, and Lessee shall pay all of these which, except for this Lease, would have been chargeable against the premises and payable by the Lessor.

     25.  Repairs.  The Premises, together with the sidewalks adjacent thereto,
          -------
shall he kept in good order and repair by the Lessee at the Lessee's sole cost and expense, and the Lessee shall make all repairs and replacements, ordinary as well as extraordinary, foreseen and unforeseen, structural or otherwise, that may he necessary or required in or about the same so that at all times those buildings, improvements, and sidewalks shall be in thorough good order, condition, and repair.

     26.  Casualty Insurance.
          ------------------

     26.01 Lessee shall at all times during the term of this Lease, at its own expense insure and keep insured in responsible insurance companies the building on the Premises, and all alterations, extensions, and improvements thereto and replacements thereof, against loss or damage by fire and the risks contemplated within the extended coverage endorsement (as such endorsement in the broadest form may customarily be written in Illinois from time to time) and against such other risks as shall reasonably be required by the Lessor, in amounts that may be reasonably required by the Lessor, but in no event in an amount less than ninety per cent (90%) of the replacement cost, from time to time, of the building and improvements. Lessee agrees to pay the premiums on this insurance, as and when those premiums become due and payable, and promptly to deliver to and deposit with the Lessor all such policies of insurance with due proof of payment of premiums, and to deliver renewal policies, with such proof, to Lessor within ten (10) days prior to expiration of the policies. However, at the beginning of the term of this Lease Lessor's present fire and other policies in force shall remain in force until their respective expiration dates, and the premiums thereof shall be prorated and adjusted between Lessor and Lessee as of the date of the beginning of the term, and similar adjustment and proration shall be made in respect to any such policies taken out by Lessee and in existence at the end of the Lease term. All policies of fire and other insurance described in this paragraph 26 shall be for the benefit of, the Lessor, Lessee, and any lender holding a mortgage on Lessor's interest in the premises, superior to this lease, as their interests may appear, but with loss payable to Lessor, provided that the interest of any such mortgagee shall be covered by the customary mortgagee endorsement.

     26.02 Lessee further agrees at all times during the term, at its sole cost and expense, to carry and pay for rental value insurance (covering loss or damage by fire with extended coverage) in an amount equal to at least the net rental for one year. The policy shall be written in favor of Lessor and Lessee, as their interests may appear, but with loss payable to Lessor. The original policy shall be delivered to Lessor, and not later than ten (10) days prior to its expiration, Lessee will deliver renewal policies together with due proof of payment of premiums thereon. In the event of damage or destruction of the premises by a risk comprehended within the policy, the proceeds of the rental value insurance paid to Lessor shall be held by Lessor as security for the payment of the rental and other charges due for the period of time for which the loss was paid.

     26.03 If any buildings at any time on the Premises shall be damaged or destroyed by any cause whatsoever, during the term of this Lease, the Lessee shall, with reasonable promptness, repair and replace the same at its expense, so that the buildings upon the Premises after that repair and replacement shall be as nearly as possible in the same condition they were in prior to that damage or destruction, and shall do so, even though the proceeds of any insurance policies shall be insufficient to reimburse the Lessee therefor; provided, however, that if the proceeds of insurance are more than sufficient to pay the cost of that rebuilding the Lessee, as against the Lessor, shall be entitled to retain the surplus.

     26.04 The Lessee shall not be entitled to any abatement of rent, nor shall its obligations under this Lease be terminated during the term of this Lease, notwithstanding any destruction or damage to the Premises by any cause whatsoever.

     26.05 In the event of damage to or destruction of any building upon the Premises during the term of this Lease, any amounts that the Lessor shall receive as proceeds of any insurance policy paid for by the Lessee covering the loss shall be held in escrow subject to the joint control of Lessor and Lessee and shall be disbursed from said escrow as the work of restoration is prosecuted by Lessee.

     27.    Liability Insurance.  Lessee will carry at all times during the
            -------------------
Lease term, at its own cost and expense, steam boiler and general liability insurance for the benefit of both the Lessor and the Lessee in responsible insurance companies indemnifying both Lessor and Lessee against claims for personal injuries sustained in or about the Premises, the sidewalks adjacent thereto, or the vaults or vault spaces contiguous to the Premises or sidewalk elevators, in such amounts as Lessor shall from time to time reasonably request, but not less than One Million Dollars ($1,000,000) for injuries or death to one person and Two Million Dollars ($2,000,000) for injuries or death arising out of the same accident when more than one person is involved, and for not less than Two Hundred Fifty Thousand Dollars ($250,000) in respect to property damage. The public liability insurance shall extend to any sidewalk elevators or exterior signs. Lessee will deposit with Lessor a certificate of the insurance carrier or carriers indicating that this insurance is in full force and effect and that the premiums therefor have been paid.

     28.    Taxes.
            -----

     28.01 The Lessee shall, pay and discharge all duties, taxes, charges for water, sewer taxes, assessments and payments, extraordinary as well as ordinary, whether foreseen or unforeseen, as shall, during the term of this Lease, be laid, levied, assessed, or imposed upon the Demised Premises, or become due and payable, or liens upon the Demised Premises, or any part thereof, or any appurtenances thereto, the leasehold estate created by this Lease, the sidewalks or streets in front of or adjoining the Demised Premises or any vault or values under those sidewalks, streets, or the Demised Premises, by virtue of any present or future law, order, or ordinance of the United States of America, or of the City, County, or other local government, or of any department, office, or bureau thereof, or any other governmental authority. The duties, taxes, charges, assessments, and payments described in this paragraph are sometimes hereinafter referred to collectively as "taxes."

     28.02 All taxes shall be paid by the Lessee when they become due and payable without interest or penalty to the department, officer, or bureau charged with the collection hereof. But nothing in this Lease shall require the Lessee to pay any inheritance, franchise, income, payroll, excise, privilege, rent, capital stock, estate or profit tax, or any tax of similar nature, that is, or may be, imposed upon the Lessor, unless those taxes shall be levied upon the rent reserved in this Lease in the place of taxes upon the Premises.

     28.03 All taxes to be paid by Lessee shall be prorated and adjusted for the fiscal years in which the term of this Lease begins and ends.

     28.04 In the case of assessments for local improvements or betterments that are assessed or imposed during the term of this Lease and that may be payable in installments, Lessee shall only be obligated to pay the installments that fall due during the term of this Lease.

     28.05 Lessee upon request of Lessor will promptly exhibit to Lessor all paid bills for real estate taxes, water rates, and assessments, which bills after inspection by the Lessor shall be returned to Lessee.

     29.01  Curing Lessee's Defaults.  Should Lessee fail to perform any of its
            -------------------------
obligations under this Lease the Lessor may perform those obligations and add any such sum or sums paid or expended in the performance to any rent then due or thereafter falling due under this Lease with like effect as if an original part of that installment, and that sum or sums shall be and become additional rent. This paragraph, however, does not grant Lessee any license or privilege to allow the premises or the Lessee to be without the insurance coverage required under this lease and the failure of Lessee promptly to comply with such insurance requirements shall privilege the Lessor to place immediately the necessary insurance, and the cost thereof shall be additional rent and collectible as such.

     30.01  Quiet Enjoyment.  The Lessee, upon paying the rent and performing
            ----------------
its other obligations under this Lease shall and may, at all times during the term of this Lease peaceably and quietly have, hold, and enjoy the said Demised Premises free of molestation by the Lessor.

     31.01  Successors and Assigns.  The covenants and agreements contained in
            ----------------------
this Lease inure to the benefit of and are binding upon the parties to this Lease, their successors and assigns, but this paragraph does not modify the provisions governing assignment, as elsewhere provided for in this Lease.

     32.01  Estoppel Certificates.  The Lessee agrees at any time and from
            ---------------------
time to time upon not less than ten (10) days prior written request by the Lessor, to execute, acknowledge, and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by prospective purchasers of Lessor's interest or mortgagees of Lessor's interest or assignees of any mortgage upon Lessor's interest in the Premises.

     33.01  Assigning and Subletting.  (a) Paragraph 3 of the Lease remains in
            ------------------------
full force and effect. However, the sale or transfer of more than 50% of the outstanding stock of the Lessee shall be deemed an assignment under paragraph 3 of this lease; lessor's consent to such assignment, however, shall not be required so long as more than 50% of the outstanding stock of the Lessee shall be owned by (1) Joseph M. Jensen or Allan R. Bartel or (2) by Messrs. Jensen and Bartel in combination.

     (b) Lessor agrees that Lessor will not arbitrarily refuse to give its consent to the granting of subleases by the lessee, provided that, (i) Lessee shall always occupy for its own business purposes at least 65% of the Premises; and (ii) in the event Lessee shall receive a rental in excess of the rental charged by Lessor, Lessee shall divide the excess rent with Lessor.

     34.01  Option to Extend.  Provided that Tenant at the time of the exercise
            ----------------
of the option herein granted is not in default of any term, covenant, condition or agreement provided for in this Lease, Lessee shall have the right, option and privilege of extending the term of this Lease for ten years, that is, from January 1, 1993 to December 31, 2002. All the terms, covenants and conditions of this Lease pertaining to the initial term hereof shall equally pertain in all respects to the extension of this Lease, except that the rental commencing as of January 1, 1993 shall be $12,000.00 per month and there shall be no option to purchase the Premises or to extend the lease. The option herein granted shall be exercised by the Lessee giving notice in writing, addressed to the Lessor, sent by registered or certified mail, return receipt requested, to the address of the Lessor at which, the last monthly payment of rent shall have been made. Such notice must be mailed within the six-month period prior to July 1, 1992.

     35.01  Option to Purchase.  Provided that Lessee at the time of the
            ------------------
exercise of this option to purchase is not in default of any term, covenant, condition or agreement provided for in this Lease, the Lessee shall have the option to purchase the Premises at the time, for the consideration, and upon the terms and conditions hereinafter set forth:

     35.02 Lessee may purchase the Premises as of the last business day of the term of this lease which shall be the closing date if the option is exercised.

     35.03 (a) The election of the Lessee to exercise the option to purchase the Premises must be evidenced by two notices in writing, each of which shall be addressed to the Lessor, sent by registered or certified mail, return receipt requested, to the address of the Lessor at which, on the occasion of each notice, the last monthly payment of rent shall have been made. The first such notice must be mailed within the three-month period prior to April 1, 1992.

     (b) The purchase price to be paid by the Lessee to the Lessor for the Premises if the option is exercised, shall be the fair market value of the Premises as of April 1, 1992. However, Lessee's first notice shall not bind Lessee to purchase the Premises.

     (c) If within 30 days after the Lessee's first notice to Lessor, the parties are unable to agree in writing as to the purchase price, each of the parties hereto shall name an appraiser; the two appraisers thus designated shall in turn choose a third and the three thus named shall act with promptness in arriving at their opinions as to the fair market value of the Premises; the decision of any two as to such fair market value of the Premises shall be binding on both parties hereto and shall be the purchase price if the property is purchased by Lessee; provided, however, that this lease and the aforesaid option to extend shall not be considered by the appraisers when arriving at their opinions as to the fair market value of the premises.

     (d) If Lessee desires to purchase the Premises at the purchase price as determined in accordance with paragraph (c) above, Lessee shall give Lessor a second notice, in the manner described in paragraph 35.03(a) above, enclosing with such second notice a certified or cashier's check in the sum of $30,000 payable to Lessor as earnest money to be applied to the purchase price. Such second notice shall be mailed to lessor as aforesaid, not later than July 1, 1992 and shall bind Lessee to purchase the Premises.

     35.04 If the option to purchase is exercised, at the closing and upon payment of the balance due, the Lessor shall convey or cause to be conveyed to Lessee title to the Premises by a good and sufficient recordable trustee's deed subject only to: (a) covenants, conditions and restrictions of record; (b) private, public and utility easements and roads and highways, if any; (c) party wall rights and agreements, if any; (d) special taxes or assessments for improvements not yet completed; (e) installments not due at the date hereof of any special tax or assessment for improvements not completed; (f) general taxes for the year 1992 and subsequent years. Lessor shall also deliver to Lessee at the closing a bill of sale for all heating, lighting and other attached fixtures as installed.

     35.05 Lessor, at his own expense, shall furnish (a) a plat of survey showing all improvements on the Premises and (b) a title commitment for an owners title insurance policy in the amount of the purchase price issued by a title company authorized to do business in Illinois, and showing good title in seller.

     35.06 There shall be no proration of taxes, utilities, or any item of expenses which Lessee is obligated to pay under this lease.

     35.07 Lessor shall pay any transfer fees or costs usually paid by sellers and Lessee shall pay any transfer fees or costs normally paid by purchasers.

     35.08  Lessor does not represent the above legal description is correct.

     35.09 If the contract to purchase is terminated without Lessor's fault, the earnest money shall be returned to Lessee, but if the termination is caused by the Lessee's fault, then at the option of the Lessor, the earnest money shall be forfeited to the Lessor as liquidated damages.

     36.01  Subordination.  This lease shall be subject and subordinate to any
            -------------
and all mortgages that may now or hereafter affect the Lessor's interest in the Premises. This clause shall be self-operative and no further instruments of subordination shall be required. In confirmation of this subordination Lessee shall execute promptly any certificate that Lessor may request. Lessee constitutes and appoints Lessor Lessee's attorney-in-fact to execute any such certificate or certificates for or on behalf of the Lessee, provided, however, that so long as Lessee is not in default in the payment of rent or with respect to the other obligations of Lessee hereunder, Lessee's right to quiet enjoyment of the Premises as against any such mortgagee shall not be interfered with.

     37.01  Notice as to Lessee's Defaults.  This lease shall not, by reason of
            ------------------------------
a default on Lessee's part, be terminated because of Lessee's failure to pay rent or Lessee's failure to keep or perform any other covenant or agreement herein, unless such a default shall continue for 10 days after written notice to Lessee, provided that if Lessee's default is of such character that same cannot be cured within 10 days after written notice from Lessor, such default shall nevertheless be deemed cured and waived, if Lessee takes prompt steps within said 10 day period to cure same and prosecutes such steps with due diligence and continuity. Any default cured within a grace period as aforesaid shall be deemed waived.

     38.01  Notices.  Copies of any notices given to Lessor hereunder with
            -------
respect to the option to purchase and the option to extend the lease shall also be forwarded by certified mail, return receipt requested, to each of the following:

                               Richard C. Leach
                                 One DLM Park
                              Allen, Texas  75002

                                      and

                                Frank A. Karaba
                           Crowley Barrett & Karaba
                            111 West Monroe Street
                                  Suite 2200E
                           Chicago, Illinois  60603

     IN WITNESS WHEREOF, the parties hereof have executed this Rider as part of the aforesaid lease.

LESSOR:                             LESSEE:

LA SALLE NATIONAL BANK,             THE ARGUS PRESS, INC.
as Trustee under

By: /s/ J. Cobb                     By: /s/ Allan R. Bartel
   --------------------                --------------------
                                    /s/ Joseph M. Jensen, Chairman
                                    -------------------------------------

       RIDER ATTACHED TO AND MADE A PART OF LEASE DATED NOVEMBER 4, 1985

This Lease is executed by LA SALLE NATIONAL BANK, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated June 1, 1971, and known as Trust No. 42560 at LA SALLE NATIONAL BANK, to all provisions of which Trust Agreement this Lease is expressly made subject. It is expressly understood and agreed that nothing herein or in said Lease contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and by every person now or hereafter claiming any right or security hereunder; and that so far as said Trustee in concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has no control over, and under this Lease, assumed no responsibility for (1) the management or control of such property, (2) the upkeep, inspection, maintenance or repair of such property, (3) the collection of rents or the rental of such property, or (4) the conduct of any business which is carried on upon such premises.

     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This Lease consists of 14 pages, number 1 to 14, including a rider consisting of 11 pages signed by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:                                    LESSOR:

THE ARGUS PRESS, INC.


/s/ Allan R. Bartel, President   (SEAL)     BY:[EXECUTED BY J. COBB BELOW]
-----------------------------------------      ------------------------------
                                                 LaSalle National Bank, as
                                                 Trustee under Trust No. 42560

/s/ Joseph M. Jensen, Chairman   (SEAL)     BY: /s/ J. Cobb
-----------------------------------------      ---------------------

                             ASSIGNMENT BY LESSOR

     On this ___________________, 19___, for value received, Lessor hereby transfers assigns and sets over to _________________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _________________________, 19___.


                                                                          (Seal)
                                       -----------------------------------

                                                                          (Seal)
                                       -----------------------------------



                                   GUARANTEE

     On this __________________, 19___ in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.


                                                                          (Seal)
                                       -----------------------------------

                                                                          (Seal)
                                       -----------------------------------

                              MEMORANDUM OF LEASE

     THE ARGUS PRESS, INC., an Illinois corporation, ("Tenant") is leasing from LA SALLE NATIONAL BANK, as Trustee of Trust Number 42560, dated June 1 , 1971, ("Landlord") certain land with a building thereon located at 7440 Natchez, Niles, Illinois, (the "Demised Premises"). An indenture of lease of even date made between Landlord and Tenant more fully sets forth the covenants and agreements of Landlord and Tenant with respect to the demised premises. The legal description of the Demised Premises is as follows:

     Lot 2 (except N 277.86 feet of E 271.38 feet as measured along N line of said lot 2) in Roehri's subdivision in SE 1/4 section 30 township 41 N range 13 E of 3rd P.M. a metes and bounds description of which is as follows: commencing at northwestern corner of said lot 2 thence along northern boundary line of said lot 2 327.00 feet; thence southeasterly along a line perpendicular to said northern boundary line 277.86 feet; thence along a line parallel with said northern boundary line 179.12 feet to eastern boundary line of said lot 2; thence along said eastern boundary line 31.28 feet to southern boundary line of said lot 2; thence along said southern boundary line 357.45 feet to western boundary line of said lot 2; and thence along said western boundary line 337.63 feet to place of beginning in Cook County, Illinois, commonly known as 7440 N. Natchez Avenue, Niles, Illinois, together with all buildings and improvements thereon and appurtenances thereunto appertaining.

     Said lease is for an initial term ending on December 31, 1992. In addition, Tenant has the option to extend the term until December 31, 2002.

     Said lease further contains an option to purchase the Demised Premises on December 31, 1992, on terms and conditions set out in the Lease.

     The purpose of this memorandum of lease is to give notice regarding said lease and the option to renew and the option to purchase set out therein

Dated:  November 4, 1995.

LANDLORD:                          TENANT:

LA SALLE NATIONAL BANK, as         THE ARGUS PRESS, INC.
Trustee of Trust No. 42560
                                   By: /s/ Joseph M. Jensen
                                      -------------------------
By: /s/ M. R. Vornholt                 Chairman of the Board
    --------------------------
Attorney & Agent for Landlord
Attest:  [NOT ATTESTED]            By: /s/ Allan R. Bartel
       -----------------------        ------------------------------
                                       President

                                   Attest:

                                       /s/ Joseph M. Jensen
                                   ---------------------------------
                                       Secretary